EXHIBIT 10.3

FORM OF
INDEMNIFICATION AGREEMENT
WITH
_______________________________

This INDEMNIFICATION AGREEMENT ("Agreement"), made this ____ day of ___________, 20___, by and between Tri-Valley Corporation, a Delaware corporation, ("Company"), and ___________________ ("Indemnitee").

RECITALS

1.           Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, nonprofit entity or other enterprise.

2.           The Company wishes to protect and indemnify the Indemnitee in the manner set forth in this Agreement and to the maximum extent permitted by law.

NOW, THEREFORE, in consideration of the promises, conditions, representations, and warranties set forth herein, the Company and Indemnitee hereby covenant and agree as follows:

ARTICLE 1

DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meaning:

1.01. "Board" shall mean the Board of Directors of the Company.

1.02. "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent, observer, shareholder, creditor, fiduciary, or other representative of the Company or who is or was serving at the request of the Company as a director, officer, employee, agent, observer, shareholder, creditor, fiduciary, or other representative of another corporation, partnership, joint venture, trust, employee benefit plan, nonprofit entity, or other enterprise.

1.03. "Covered Act" means any breach of duty, neglect, error, misstatement, misleading statement, omission, or other act or omission done or wrongfully attempted by Indemnitee or any claim against Indemnitee solely by reason of being a director, officer, employee, agent, observer, shareholder, creditor, fiduciary, or other representative of the Company, or solely by reason of being at the request of the Company a director, officer,

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TRI-VALLEY CORPORATION
[NAME OF INDEMNITEE]
INDEMNIFICATION AGREEMENT

1.04. employee, agent, observer, shareholder, creditor, fiduciary, or other representative of another corporation, partnership, joint venture, trust, employee benefit plan, nonprofit entity or other enterprise.

1.05. "D&O Insurance" means any directors' and officers' liability insurance issued by an insurer(s), and having the policy number(s), amount(s) and deductible(s) set forth within such policy and any replacement or substitute policies issued by one or more reputable insurers providing in any respects such coverage.

1.06. "Determination" means a determination, based on the facts known at the time, made by:

a. A majority vote of a quorum of disinterested directors; or

b. Independent Counsel in a written opinion prepared at the request of a majority of a quorum of Disinterested Directors; or

c. A majority of the disinterested stockholders of the Company; or

d. A final adjudication by a court of competent jurisdiction.

1.07. "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

1.08. "Excluded Claim" means any payment for Losses or Expenses in connection with any claim:

a. Based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not entitled; or

b. For the return by Indemnitee of any remuneration paid to Indemnitee which is illegal without the previous approval of the stockholders of the Company; or

c. For an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; or

d. Resulting from Indemnitee's knowingly fraudulent, dishonest, or willful misconduct; or

e. The payment of which by the Company under this Agreement is not permitted by applicable law.

1.09. "Expenses" shall include all reasonable attorneys fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs,

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TRI-VALLEY CORPORATION
[NAME OF INDEMNITEE]
INDEMNIFICATION AGREEMENT

1.10. printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding, but shall not include Fines.

1.11. "Fines" mean any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

1.12. "Good Faith" shall mean Indemnitee having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, having had no reasonable cause to believe Indemnitee's conduct was unlawful.

1.13. "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past three years has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

1.14. "Loss" means any amount which Indemnitee is legally obligated to pay as a result of a claim or claims made against him for Covered Acts including, without limitation, damages and judgments and sums paid in settlement of a claim or claims, but shall not include Fines.

1.15. "Proceeding" includes any action, suit, appeal, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing, or any other pending, threatened or completed proceeding whether civil, criminal, administrative, or investigative, other than one initiated by Indemnitee without the prior approval of the Board. For purposes of the foregoing sentence, a "Proceeding" shall not be deemed to have been initiated by Indemnitee where Indemnitee seeks pursuant to Article 8 of this Agreement to enforce Indemnitee's rights under this Agreement relating thereto.

ARTICLE 2

SERVICES BY INDEMNITEE

2.01. Services.  Indemnitee is or was a director, officer, employee, agent, observer, shareholder, creditor, fiduciary, or other representative of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent, observer, shareholder, creditor, fiduciary, or other representative of another corporation, partnership, joint venture, trust, employee benefit plan, nonprofit entity or other enterprise.

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TRI-VALLEY CORPORATION
[NAME OF INDEMNITEE]
INDEMNIFICATION AGREEMENT

2.02.

INDEMNIFICATION

2.03. Indemnification in General. To the maximum extent permitted by law, the Company shall indemnify and hold Indemnitee harmless for any Losses, Expenses, judgments, penalties, Fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with any Proceeding or any claim, issue, or matter therein, if Indemnitee acted in Good Faith.

2.04. Excluded Coverage. The Company shall have no obligation to indemnify and hold Indemnitee harmless from any Losses or Expenses which have been determined to constitute an Excluded Claim. Notwithstanding the provisions of Section 3.01, no such indemnification shall be made in respect of any claim, issue, or matter in such Proceeding as to which Indemnitee shall have been adjudged by a court in a final adjudication from which there is no further right to appeal to be liable to the Company if applicable law prohibits such indemnification.

2.05. Indemnification of a Party Who Is Wholly or Partly Successful.  Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified to the maximum extent permitted by law, against all Losses, Expenses, judgments, penalties, Fines and amounts paid in settlement, actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues, or matters in such Proceeding, the Company shall indemnify Indemnitee to the maximum extent permitted by law, against all Losses, Expenses, judgments, penalties, Fines, and amounts paid in settlement, actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue, or matter. For purposes of this Section and without limitation, the termination of any claim, issue, or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Article 5) Indemnitee did not act in Good Faith.  Indemnitee shall not be deemed to be partially or entirely unsuccessful with respect to any claim, issue, or matter in any Proceeding until such claim, issue or matter shall have been adjudged by a court in a final adjudication from which there is no further right to appeal.

2.06. Indemnification For Expenses of a Witness. Notwithstanding any other provision of this Agreement to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness in a Proceeding, Indemnitee shall be indemnified against all Losses and Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

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TRI-VALLEY CORPORATION
[NAME OF INDEMNITEE]
INDEMNIFICATION AGREEMENT

2.07.

ADVANCEMENT OF EXPENSES

2.08. Advancement of Expenses. Notwithstanding any provision to the contrary in this Agreement, the Company shall advance all reasonable Expenses which, by reason of Indemnitee's Corporate Status, are incurred by or on behalf of Indemnitee in connection with any Proceeding, within twenty (20) days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced by the Company if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Such statements may be redacted to the extent necessary to preserve attorney-client confidentiality, work product, or other applicable privileges, if any. Any advance and undertakings to repay pursuant to this Article shall be unsecured and interest free.

ARTICLE 3

PROCEDURES FOR DETERMINATION OF ENTITLEMENT

3.01. Initial Notice. Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof.  Indemnitee shall include therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification.  The Secretary of the Company shall promptly advise the Board in writing that Indemnitee has requested indemnification.

3.02. D&O Insurance. If, at the time of the receipt of such notice the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such Proceeding in accordance with the terms of such policies.

3.03. Employment of Counsel. To the extent the Company does not, at the time of the commencement of or the threat of commencement of a Proceeding, have applicable D&O Insurance, or if a Determination is made that any Expenses arising out of such Proceeding will not be payable under the D&O Insurance, then in effect, the Company shall be obligated to pay the Expenses of any such Proceeding in advance of the final disposition thereof as provided in Article 4, and the Company, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this

-  -
TRI-VALLEY CORPORATION
[NAME OF INDEMNITEE]
INDEMNIFICATION AGREEMENT

3.04. Agreement for any legal or other Expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable Expenses of investigation provided that Indemnitee shall have the right to employ its counsel in any such Proceeding but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at Indemnitee's expense and provided further that if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, the fees and expenses of counsel shall be paid by the Company.

3.05. Payment. All payments on account of the Company's indemnification obligations under this Agreement shall be made within thirty (30) days of Indemnitee's written request therefor, unless a Determination is made that the claims giving rise to Indemnitee's request are Excluded Claims or otherwise not payable under this Agreement or applicable law.

3.06. Reimbursement by Indemnitee. Indemnitee agrees that he/she will reimburse the Company for all Losses and Expenses paid by the Company in connection with any Proceeding against Indemnitee in the event and only to the extent that a Determination shall have been made by a court in a final adjudication from which there is no further right of appeal that Indemnitee is not entitled to be indemnified by the Company for such Expenses because the claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement.

3.07. Cooperation. Indemnitee and the Company shall cooperate with the person, persons, or entity making the Determination with respect to Indemnitee's entitlement to indemnification under this Agreement, including providing to such person, persons, or entity upon reasonable advance request, any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee or Company and reasonably necessary to such Determination. Any costs or Expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons, or entity making such Determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification), and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

ARTICLE 4

SETTLEMENT

4.01. Settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's prior written consent. The Company shall not settle any claim in any manner which would impose any Fine or other obligation on Indemnitee or admit any wrongdoing or liability on the part of Indemnitee without Indemnitee's written

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TRI-VALLEY CORPORATION
[NAME OF INDEMNITEE]
INDEMNIFICATION AGREEMENT

4.02. consent. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

ARTICLE 5

RIGHTS NOT EXCLUSIVE

5.01. Rights Not Exclusive. The rights provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any bylaw, agreement, vote of stockholders, or of Disinterested Directors or otherwise, both as to action in his official capacity and as to action in any other capacity by holding such office, and shall continue after Indemnitee ceases to serve the Corporation as a director, officer, employee, agent, observer, shareholder, creditor, fiduciary, or other representative of the Company, or at the request of the Company as a director, officer, employee, agent, observer, shareholder, creditor, fiduciary, or other representative of another corporation, partnership, joint venture, trust, employee benefit plan, nonprofit entity or other enterprise.

ARTICLE 6

ENFORCEMENT

6.01. Burden of Proof. In any action to enforce Indemnitee’s rights under this Agreement, if a prior adverse Determination has been made, the burden of proving that indemnification is required under this Agreement shall be on Indemnitee.  The Company shall have the burden of proving that indemnification is not required under this Agreement if no prior adverse Determination shall have been made.

6.02. Costs And Expenses. In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable counsel fees, incurred by Indemnitee with respect to such action, unless the court determines that each of the material assertions made by Indemnitee as a basis for such action were not made in Good Faith or were frivolous.

ARTICLE 7

GENERAL PROVISIONS

7.01. Successors And Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's agents, representatives, heirs, executors, personal representatives, and administrators.

7.02. Severability. If any provision or provisions of this Agreement is determined by a court to be invalid, illegal, or unenforceable for any reason whatsoever, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with its terms.

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TRI-VALLEY CORPORATION
[NAME OF INDEMNITEE]
INDEMNIFICATION AGREEMENT

7.03. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.  Only one such counterpart signed by the party against whom enforce ability is sought needs to be produced to evidence the existence of this Agreement.

7.04. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

7.05. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

7.06. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed.

If to Indemnitee to:
_______________
_______________
_______________
_______________
_______________

If to the Company to:

Tri-Valley Corporation
4550 California Avenue, Suite 600
Bakersfield, California 93309
Attention:  Chief Financial Officer

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

7.07. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof.

7.08. Payments. Any payments becoming due hereunder for which no time period for payment is expressly stated shall be paid within 30 days after the date it becomes due.

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TRI-VALLEY CORPORATION
[NAME OF INDEMNITEE]
INDEMNIFICATION AGREEMENT

7.09. Applicable Law. Notwithstanding any other provisions of this Agreement, if applicable law as presently exists or may hereafter exist would provide Indemnitee with greater indemnification than that provided by this Agreement, the Company shall be obligated to provide Indemnitee with such greater indemnification to the maximum extent permitted by such applicable law.

7.10. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto in reference to all the matters herein agreed upon. This Agreement replaces in full all prior indemnification agreements or understandings of the parties hereto, and any and all such prior agreements or understandings are hereby rescinded by mutual agreement.

[Signature Page Follows]

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TRI-VALLEY CORPORATION
[NAME OF INDEMNITEE]
INDEMNIFICATION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TRI-VALLEY CORPORATION _____________________________		INDEMNITEE __________________________
By:		Name:
Title:	Chief Financial Officer

TRI-VALLEY CORPORATION
[NAME OF INDEMNITEE]
INDEMNIFICATION AGREEMENT